UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): September 20, 2011

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary
(Percent change.  Trailing 3-month average versus prior year.)

	June ‘11	July ‘11	August ‘11
Process Management	>+20	>+20	>+20
Industrial Automation	+20	+10 to +15	+5 to +10
Network Power	+5	+5 to +10	+5 to +10
Climate Technologies	-5 to 0	-5 to 0	-5 to 0
Tools and Storage	+10	+5	+5 to +10
Total Emerson	+10 to +15	+10 to +15	+10 to +15

August 2011 Order Comments:

Emerson order growth in the trailing three-month period continued to reflect strength, as end markets for the Process Management and Network Power Systems businesses remain robust despite soft economic indicators in the U.S. and Europe.  Excluding currency, the trailing underlying three-month order growth was 8 percent.  Currency exchange rates contributed approximately 3 percentage points.  Strong backlog should ensure solid revenue growth over the next several quarters.

Process Management order growth continued across global end markets, driven by both strong project activity and MRO business.  The oil and gas industry continues to invest, with the refining market contributing to order strength as well.  Currency exchange rates contributed approximately 2 percentage points.

Industrial Automation orders reflect slower growth as prior year comparisons have become more difficult.  Orders for the fluid automation business remained strong, while the ultrasonic welding and electrical distribution businesses showed good improvement.  These trends were offset by weakness in the electrical drives and power transmission businesses.  Currency exchange rates contributed approximately 7 percentage points.

Network Power order growth strengthened modestly, driven by continued strong growth in the Network Power Systems business in Asia and in the uninterruptible power supply and precision cooling businesses in North America.  Weakness continued in the embedded computing and power businesses and the energy systems business.  Currency exchange rates contributed approximately 3 percentage points.

Climate Technologies order trends remained unchanged, with slightly negative growth reflecting weakness in U.S. residential and commercial end markets and decline in the temperature controls business.  These trends were partially offset by growth in the global refrigeration business.

Tools and Storage benefitted from weather-related orders growth, with strength in the wet/dry vacuums and professional tools businesses partially offset by softness in the food waste disposers business.  Orders for the commercial storage business remain strong.

Upcoming Investor Events:

On Tuesday, November 1, 2011, Emerson will issue the Company’s fourth quarter and fiscal year 2011 results.  Emerson senior management will discuss the results during an investor conference call that will be held the same day.  The call will begin at 3:00 p.m. Eastern Daylight Time (2:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the website.

Updates and further details on this and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate website as they occur.

Forward-Looking and Cautionary Statements:

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, and competitive and technological factors, among others, as set forth in the Company's most recent Form 10-K filed with the SEC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: September 20, 2011	By:	/s/ Timothy G. Westman
Timothy G. Westman
Vice President, Associate General Counsel
and Assistant Secretary